UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

NEVRO CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36715	56-2568057
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Bridge Parkway
Redwood City, California		94065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 251-0005

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NVRO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Nevro Corp. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2024 (the “Proxy”). Only stockholders of record as of the close of business on March 28, 2024, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 36,681,392 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1. The election of ten directors to the Board to hold office until the 2025 annual meeting of stockholders or until their respective successor is elected:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
D. Keith Grossman	28,821,079	627,448	2,554,188
Michael DeMane	29,043,855	404,672	2,554,188
Kevin Thornal	29,228,513	220,014	2,554,188
Kirt P. Karros	29,372,914	75,613	2,554,188
Sri Kosaraju	28,904,541	543,986	2,554,188
Shawn T McCormick	29,175,081	273,446	2,554,188
Kevin O'Boyle	29,218,103	230,424	2,554,188
Karen Prange	27,713,777	1,734,750	2,554,188
Susan Siegel	28,880,529	567,998	2,554,188
Elizabeth Weatherman	26,813,953	2,634,574	2,554,188

Proposal 2. The ratification of the selection by the audit committee of the Board of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024:

Votes For	Votes Against	Abstentions
31,867,514	115,761	19,440

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,039,355	1,403,078	6,094	2,554,188

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVRO CORP.

Date:	May 29, 2024	By:	/s/ Roderick H. MacLeod
Roderick H. MacLeod Chief Financial Officer